UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2018

MY SIZE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37370	51-0394637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Arava St., pob 1026, Airport City, Israel, 7010000

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code +972-3-600-9030

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2018 Special Meeting of Stockholders (the “Special Meeting”) of My Size, Inc. (the “Company”) was held on February 12, 2018 at the offices of Barnea & Co Law Offices, 58 HaRakevet St., Tel Aviv 6777016, Israel, at 4:00 p.m. local time. At the Special Meeting, a total of 9,911,745 shares, or 53.85% of the Company’s common stock, issued and outstanding as of the record date for the Special Meeting were represented in person or by proxy. Set forth below is a brief description of each matter voted upon at the Special Meeting and the voting results with respect to each matter.

1. Approval of an amendment to the Company’s 2017 Consultant Equity Incentive Plan to increase the reservation of common stock for issuance thereunder to 4,500,000 shares from 3,000,000 shares.

The proposal was approved and the votes were cast as follows:

For	Against	Abstain
9,797,624	109,177	4,944

2. Approval of amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized number of shares of the Company’s common stock from 50,000,000 shares to 100,000,000 shares.

The proposal was approved and the votes were cast as follows:

For	Against	Abstain
9,764,475	141,071	6,199

3. Approval of an amendment to the Company’s Certificate of Incorporation to implement a reverse stock split of the Company’s outstanding common stock, at a ratio within the range of 1-for-2 to 1-for-10, at any time prior to December 18, 2018.

The proposal was approved and the votes were cast as follows:

For	Against	Abstain
9,796,714	110,756	4,275

4. Approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Company’s common stock.

The proposal was approved and the votes were cast as follows:

For	Against	Abstain
9,758,177	146,867	6,701

5. Approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 15% below the market price of the Company’s common stock.

The proposal was approved and the votes were cast as follows:

For	Against	Abstain
9,806,725	99,469	5,551

However, because Proposal 4 was also approved, only Proposal 4 shall be deemed to have any effect.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: February 15, 2018	By:	/s/ Ronen Luzon
	Name:	Ronen Luzon
	Title:	Chief Executive Officer

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